UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 5, 2021

NRG Energy, Inc.

(Exact name of Registrant, as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices) (Zip code)

(609) 524-4500
Registrant’s telephone number, including area code:

N/A
Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

Pursuant to the terms of that certain Purchase Agreement (the “Purchase Agreement”), dated as of July 24, 2020, by and among NRG Energy, Inc. (the “Company”), Centrica plc (“Parent”), Centrica Beta Holdings Limited, Centrica Gamma Holdings Limited, Centrica US Holdings Inc., (the “Transferred US Entity”), and Direct Energy Marketing Limited (the “Transferred Canadian Entity”), on January 5, 2021 the Company completed the acquisition of Parent’s North American energy supply, services and trading business, Direct Energy (the “Business”), through the acquisition of all of the issued and outstanding common shares of the Transferred US Entity and all of the issued and outstanding common shares of the Transferred Canadian Entity for an aggregate consideration of $3.625 billion in cash, subject to certain adjustments set forth in the Purchase Agreement.

This description of the Purchase Agreement is qualified in its entirety by reference to the complete text of the Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2020, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On January 5, 2021, the Company issued a Press Release announcing, among other things, completion of the acquisition of the Business, which is attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference. The information furnished in Item 7.01 and Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired and (b) Pro Forma Financial Information

The financial information required by Item 9.01(a) and (b) of Current Report on Form 8-K was attached as Exhibits 99.1, 99.2 and 99.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2020, which is incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description
99.1*	Press Release, dated January 5, 2021 issued by NRG Energy, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the IXBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
Date: January 5, 2021
/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary